EXHIBIT 10.5


                         AMENDMENT AGREEMENT NUMBER FIVE
                         TO LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT AGREEMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 20, 2001, is entered into between and among, on the one hand U.S. BANK NATIONAL ASSOCIATION, as a lender and as the arranger and administrative agent ("Agent") for the lenders that become members of the Lender Group pursuant to the terms of the Agreement (as that term is defined below) (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and, on the other hand, 3D SYSTEMS CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers") and amends that certain Loan and Security Agreement, dated as of May 21, 2001, between and among Agent and Borrowers, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated July 26, 2001, that certain Amendment Agreement Number Two to Loan and Security Agreement, dated August 16, 2001, that certain letter agreement, dated August 30, 2001, that certain Amendment Agreement Number Three to Loan and Security Agreement, dated October 1, 2001, and that certain Amendment Agreement Number Four to Loan and Security Agreement, dated as of November 1, 2001 (as amended, the "Agreement"). All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

     WHEREAS, Borrowers have requested that Lenders agree (i) to the issuance by Parent of convertible subordinated debentures in the aggregate principal amount of $10,000,000, (ii) to change the maximum amount of the Credit Facility to be allocated to Agent, as a lender, for the purposes of determining if there has been a successful syndication, (iii) to change the Senior Debt to EBITDA Ratio and the Leverage Ratio, and (iv) to extend the deadline for Borrowers to complete certain unsatisfied conditions subsequent contained in the Agreement.

     WHEREAS, Lenders have agreed to Borrowers' requests on the condition that Borrowers agree to a permanent reduction in the Maximum Revolver Amount and to the other terms and conditions contained in this Amendment.

     WHEREAS, Borrowers have agreed to a permanent reduction in the Maximum Revolver Amount and to the other terms and the conditions required by Lenders.

     NOW, THEREFORE, the parties agree as follows:

     1. The definitions of DOMESTIC ACCOUNT and MAXIMUM REVOLVER AMOUNT contained in SECTION 1.1 of the Agreement are deleted in their entirety and are replaced with new definitions of DOMESTIC ACCOUNT and MAXIMUM REVOLVER AMOUNT as follows:


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          "DOMESTIC ACCOUNT" means an Account which is not a Foreign Account.

          "MAXIMUM REVOLVER AMOUNT" means (i) $26,500,000 from the Closing Date up to and in including January 31, 2002, (ii) $21,500,000 from February 1, 2002, up to and including April 30, 2002, and (iii) $18,500,000 from May 1, 2002, up to and including the Maturity Date.

     2. SECTION 1.1 of the Agreement is amended by adding a new definition of "Permitted Debentures" as follows:

          "PERMITTED DEBENTURES" means convertible subordinated debentures, in an aggregate principal amount of $10,000,000, issued or to be issued by Parent, and which are in the form of EXHIBIT P-1.

     3. The first sentence of SECTION 2.1(A) of the Agreement is deleted in its entirety and is replaced with a new first sentence as follows:

          Subject to the terms and conditions of this Agreement, (i) from and after the closing of the Tender Offer through January 31, 2002, each Lender with a Revolver Commitment shall make advances (collectively, the "Advances") to Borrowers of its Pro Rata Share of the amount required to finance Borrowers' financial obligations arising in connection with the consummation of the Tender Offer, the Merger, and the other transactions contemplated by the Merger Agreement and the Merger, as well as any other use of proceeds permitted under SECTION 7.17; provided, however, that the aggregate outstanding amount of all such Advances shall not exceed the lesser of (1) the Maximum Revolver Commitment, and (2) the amount that would be calculated as the Borrowing Base (as defined below) if the accounts of the Foreign Subsidiaries were deemed assets of Borrowers and (ii) commencing on February 1, 2002 and at all times thereafter during the first 3 years of the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make additional Advances to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to THE LESSER OF (i) the Maximum Revolver Amount LESS the amount of the outstanding Advances, LESS the Letter of Credit Usage and LESS the Foreign Exchange Reserve, or (ii) the Borrowing Base LESS the amount of the outstanding Advances, less the Letter of Credit Usage and LESS the Foreign Exchange Reserve.

     4. The second sentence of SECTION 2.5 of the Agreement is deleted in its entirety and is replaced with a new second sentence as follows:


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          The preceding sentence shall not apply to that portion of the
          Overadvances, if any, that arises between the Closing Date and February 1, 2002, which would be eliminated if the accounts of the Foreign Subsidiaries arising from the sale of goods or rendition of services were deemed to be Accounts of the Borrowers.

     5. The last sentence of SECTION 2.16 is deleted in its entirety and is replaced with the following:

          Furthermore, as used herein a "successful syndication" means that after the completion of the general syndication, Bank shall be allocated no more than Twenty Eight Million Five Hundred Eighty Five Thousand Dollars ($28,585,000) as of January 31, 2002, and no more than Twenty Six Million Two Hundred Thirty Thousand Dollars ($26,230,000) as of April 30, 2002, and at all times thereafter.

     6. SECTION 3.2(B) of the Agreement is deleted in its entirety and is replaced with the following:

          (b) on or before January 31, 2002, deliver to Agent the duly executed Control Agreements, and each such Control Agreement shall be in full force and effect;

     7. SECTION 3.2(F) of the Agreement is deleted in its entirety and is replaced with the following:

          (f) on or before January 31, 2002, deliver to Agent such Collateral Access Agreements from lessors, warehousemen, bailees, and other third persons as Agent may require in its Permitted Discretion.

     8. SECTION 3.2(H) of the Agreement is deleted in its entirety and is replaced with the following:

          (h) on or before January 31, 2002, all information and opinions reasonably required by Agent's United Kingdom counsel in order to issue an opinion reasonably satisfactory to Agent shall have been delivered by Borrowers to Agent's United Kingdom counsel.

     9. SECTION 7.1 of the Agreement is amended by adding a new subpart (f) as follows:

          (f) Indebtedness evidenced by the Permitted Debentures.

     10. SECTION 7.8(A) of the Agreement is deleted in its entirety and is replaced with the following:


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          (a) Except in connection with a refinancing permitted by SECTION
          7.1(D) and the conversion of the Indebtedness evidenced by the Permitted Debentures into common stock of Borrower pursuant to the terms of the Permitted Debentures, prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrower, other than the Obligations in accordance with this Agreement, and

     11. SECTION 7.20(A)(I) of the Agreement is deleted in its entirety and is replaced with the following:

          SENIOR DEBT TO EBITDA RATIO. A Senior Debt to EBITDA Ratio of not more than of 2.5:1, for each of those fiscal quarters during the term of this Agreement commencing with the fiscal quarter ending June 30, 2001, and concluding with the fiscal quarter ending September 30, 2002, and a Senior Debt to EBITDA Ratio of not more that 2.0:1 for each fiscal quarter commencing with fiscal quarter ending December 31, 2002, and for each fiscal quarter thereafter for the remaining term of this Agreement.

     12. SECTION 7.20(A) of the Agreement is amended by adding a new subpart
(vii) as follows:

          MAXIMUM LEVERAGE RATIO. A Leverage Ratio of not more than of 3.5:1, for each of those fiscal quarters during the term of this Agreement commencing with the fiscal quarter ending June 30, 2001, and concluding with the fiscal quarter ending September 30, 2001, and a Leverage Ratio of not more that 3.0:1 for each fiscal quarter commencing with the fiscal quarter ending December 31, 2001, and for each fiscal quarter thereafter for the remaining term of this Agreement.

     13. SECTION 8.14 of the Agreement is deleted in its entirety and is replaced with a new SECTION 8.14 as follows:

          If on February 1, 2002, the Borrowers are not in compliance with the Borrowing Base or have Overadvances and such non-compliance or Overadvances are not cured by February 2, 2002, pursuant to Section 9.2; or

     14. This Amendment shall be deemed effective as of the date first hereinabove written and shall have no retroactive effect whatsoever. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                      3D SYSTEMS CORPORATION,
                                      a Delaware corporation as Administrative
                                      Borrower and as a Borrower


                                      By: /S/ E. JAMES SELZER
                                         --------------------------------------
                                      Title:  CFO
                                            -----------------------------------


                                      3D SYSTEMS, INC.,
                                      a California corporation as a Borrower


                                      By: /S/ E. JAMES SELZER
                                         --------------------------------------
                                      Title:  CFO
                                            -----------------------------------


                                      3D CAPITAL CORPORATION,
                                      a California corporation, as a Borrower


                                      By: /S/ E. JAMES SELZER
                                         --------------------------------------
                                      Title:  CFO
                                            -----------------------------------


                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Agent and as a Lender


                                      By: /S/ FRANCIS S. LIM
                                         --------------------------------------
                                             Francis S. Lim, Vice President


                                      UNITED CALIFORNIA BANK,
                                      as a Lender


                                      By: /S/ DAVID G. KRONEN
                                         --------------------------------------
                                      Title: VICE PRESIDENT
                                            -----------------------------------



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                            REAFFIRMATION OF GUARANTY


     The undersigned has executed a Continuing Guaranty ("Guaranty") in favor of Lenders respecting the obligations of Borrowers owing to Lenders. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that the Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Lenders to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.


                                      3D HOLDINGS, LLC,
                                      a Delaware limited liability company


                                      By: /S/ E. JAMES SELZER
                                         --------------------------------------
                                      Title:  CFO
                                            -----------------------------------



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